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                                                                   EXHIBIT 10.16

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made this 1st day of November, 1998, by and between OptiMark Technologies, Inc., a Delaware corporation (hereinafter referred to as "Employer"), and Phillip J. Riese (hereinafter referred to as "Employee").

         WHEREAS, Employee is a valued and trusted employee of Employer, or of a subsidiary of Employer, and Employer considers it desirable and in its best interest that Employee be given an inducement to acquire a proprietary interest in Employer, as an added incentive to advance the interests of Employer, by giving Employee an option to purchase common stock of Employer in accordance with the Incentive Stock Option Plan (hereinafter referred to as the "Plan") adopted by the Board of Directors of Employer's predecessor on July 15, 1994, and approved by the shareholders of Employer's predecessor as of July 15, 1994, and adopted by Employer as its own plan on July 29, 1996;

         NOW, THEREFORE, IT IS AGREED BY AND BETWEEN EMPLOYER AND EMPLOYEE AS
FOLLOWS:

     1. OPTION GRANTED. Employer hereby and herein grants Employee an option to purchase 1,000,000 shares of OptiMark Technologies, Inc., common stock, which shall become exercisable as to 200,000 of the option shares on or after each of the five succeeding anniversary dates of the execution of this Agreement, provided that Employee is employed by Employer or a subsidiary of Employer (hereinafter also referred to as "Employer") on the applicable anniversary date, beginning on November 1, 1999, and ending on November 1, 2003, in the manner described below and subject to the conditions contained herein. Subject to Section 6 herein, the option shall have a term of ten (10) years, and notwithstanding anything in this Agreement to the contrary, no option granted herein shall be exercisable at any time after ten (10) years have passed from the date this option is granted.

     2. EXERCISE PRICE OF OPTION. Employee shall be entitled to exercise the option granted herein at a purchase price of ten dollars ($10.00) per share, said price being the fair market value of a share of Employer's common stock on the date the option is granted.

     3. CUMULATIVENESS OF OPTION. The right to exercise the option granted herein is cumulative, so that if Employee does not exercise his/her option at the moment the option is first exercisable, as described in Paragraph 1 hereof, his/her right to exercise the same shall not lapse, but shall continue, subject to the other conditions contained in this Agreement, until such time as the option shall terminate, as described herein.

     4. EXERCISE OF OPTION. Subject to the other conditions contained in this Agreement, exercise of the option granted herein shall be made by the giving of written notice to Employer by Employee. Such written notice shall be deemed sufficient for purposes of this Agreement only if such notice is delivered by registered or certified mail to Employer at its principal office, states the number of shares with respect to which the option is being exercised, and further






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states the date, not more than ninety (90) days after the date of such notice, on which the shares of stock shall be taken up and payment therefor shall be made. If payment is not received within the ninety (90) days after the date of such notice, the written notice shall be deemed null and void.

                 The payment for shares of stock taken up pursuant to an exercise of the option granted herein shall be made in cash or certified check at the principal office of Employer or at any office of a transfer agent appointed for the shares of the stock of Employer. Upon an exercise of the option granted herein in compliance with the provisions of this paragraph, and upon the receipt by Employer or its transfer agent of payment for the stock so taken up, Employer shall deliver or cause to be delivered to Employee so exercising his/her option a certificate or certificates for the number of shares of stock with respect to which the option is so exercised and payment is so made.

         Employee hereby agrees that, if so requested by Employer or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of Employer under the Securities Act of 1933, as amended (the "Securities Act"), Employee shall not sell or otherwise transfer any option shares or any securities of Employer during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by Employer) (the "Market Standoff Period") following the effective date of a registration statement of Employer filed under the Securities Act. Such restriction shall apply only on the first registration statement of Employer to become effective under the Securities Act that includes securities to be sold on behalf of Employer to the public in an underwritten public offering under the Securities Act. Employer may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. TRANSFER OF OPTION. The option granted herein shall not be transferred by Employee, other than by will or the laws of descent and distribution, and shall be exercisable, during his/her lifetime, only by Employee. Notwithstanding the above, in the event of Employee's death, the representative of Employee's estate, or the person who received by bequest or inheritance the right to exercise such option, may exercise the option to the same extent as if the option were being exercised by the decedent, and subject to the same conditions as the decedent, except as otherwise noted herein.

     6.      TERMINATION OF EMPLOYMENT.

          (a) Upon termination of Employee's employment by the Employer for other than Cause (as such term is defined in the employment agreement between the Employer and the Employee effective as of November 1, 1998 (the "Employment Agreement")) or by the Employee for Good Reason (as defined in the Employment Agreement), (i) 60% of the option shall vest if such termination occurs prior to November 1, 2001, (ii) 80% shall vest if such termination occurs on or after November 1, 2001 but prior to November 1, 2002, and (iii) 100% shall vest if such termination occurs on or after November 1, 2002 and, in each case, shall remain exercisable for 90 days following such termination.
For purposes of the preceding sentence, the applicable vesting percentage shall include any portion of the option vested prior to such termination.




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          (b)        Upon the termination of Employee's employment by the
Employer for Cause, disability or death, or by Employee without Good Reason, any option, or part thereof, that is not exercisable as of the date the Employee's employment so terminates (hereinafter referred to as "Termination Date"), shall also terminate. As to any option, or part thereof, which is exercisable on the Termination Date:

                  (i) in the event of Employee's disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while employed by Employer, any option, or part thereof, granted to Employee under the Plan, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within one (1) year from the date Employee's employment so terminates;

                  (ii) in the event of Employee's death while employed by Employer, any option, or part thereof, granted to Employee under the Plan, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within six (6) calendar months from the date of Employee's death;

                  (iii) in the event Employee's employment with Employer is terminated by Employee without Good Reason, any option, or part thereof, granted to Employee under the Plan, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within ninety (90) days from the date employment so terminates; or

                  (iv) in the event Employee's employment with Employer is terminated by Employer for Cause, any option, or part thereof, granted to Employee under the Plan, which is exercisable on the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within thirty (30) days from the date employment so terminates.

     7.      CHANGE OF CONTROL.

          (a) In the event of a Change of Control (as defined in the Employment Agreement), (i) 100% of the option shall vest if the Change of Control occurs prior to November 1, 1999, (ii) 75% of the option shall vest if the Change of Control occurs on or after November 1, 1999 but prior to November 1, 2000, (iii) 60% of the option shall vest if the Change of Control occurs on or after November 1, 2000 but prior to November 1, 2001, (iv) 80% of the option shall vest if the Change of Control occurs on or after November 1, 2001 but prior to November 1, 2002, and (v) 100% of the option shall vest if the Change of Control occurs on or after November 1, 2002. For purposes of the preceding sentence, the applicable vesting percentage shall include any portion of the option that is vested prior to such Change of Control.

          (b) In the event Employee's employment is terminated by OptiMark (or its successor) without Cause or by Employee with Good Reason within one year following a Change in Control, the option shall become fully vested and exercisable, and shall remain exercisable for 90 days following such termination.

     8. OWNERSHIP OF STOCK. Employee will not be deemed to be a holder of any shares as to which this option is granted, and shall have none of the rights of a shareholder as to any




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of the shares as to which this option is granted, until payment of the option price by him/her and delivery of a stock certificate to him/her for such shares, and then shall be deemed a holder of shares with the corresponding shareholder rights only as to the number of shares for which Employee has paid and a stock certificate delivered. Except as otherwise provided in this Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

                 All shares taken up by Employee pursuant to any exercise of the option granted herein shall be registered in the name of Employee or in the name of Employee jointly with his/her spouse. Nothing contained herein, however, shall be construed to prohibit any shares taken up by Employee pursuant to any exercise of the option granted herein from being registered in the name of a trust pursuant to a qualified 401(k) plan or qualified family, living or similar trust wherein the beneficiary of such plan or trust is Employee or Employee and his/her heirs.

     9. LIMITATION ON EXERCISE. The option granted herein may not be exercised if the issuance of shares of common stock of Employer upon such exercise would constitute a violation of any applicable Federal or State securities or other laws. Employee, as a condition to his/her exercise of this option, shall represent to Employer that the shares of common stock of Employer that Employee acquires under this option are being acquired by and for Employee for investment and not with a present view to distribution or resale, unless counsel for Employer is of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency or private regulating body. Furthermore, the option granted herein shall be subject to the requirement that if at any time Employer shall determine, in its sole discretion, that the listing, registration or qualification of the shares covered thereby under any State or Federal law, or the consent of or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option, or the issue or purchase thereunder, such option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to Employer.

     10. EFFECTIVE DATE OF PLAN. The Plan became effective in accordance with Section 15 therein.

     11. ACKNOWLEDGEMENT. Employee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he/she is familiar with the terms and provisions thereof. The Plan is incorporated herein by reference. Employee hereby accepts this option subject to all the terms and provisions of the Plan. Employee hereby agrees to accept, as binding, conclusive and final, all decisions and interpretations of the Board of Directors of Employer upon any question arising under the Plan. The Plan, this agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Employer and Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee's interest except by means of a writing signed by the Employer and Employee. As a condition to the issuance of shares of common stock of Employer under this option, Employee authorizes Employer to withhold, in accordance with applicable law, from any regular cash compensation payable to him, any taxes




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required to be withheld by Employer under Federal, State or local law as a result of his exercise of this option. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Colorado.

                 Signed and sealed on the date first above written with intent to be legally bound.

                                                EMPLOYER

                                                OPTIMARK TECHNOLOGIES, INC.

                                                By:  /s/  William A. Lupien
                                                Chairman



                                                EMPLOYEE

                                                By:  /s/  Phillip J. Riese




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